SUMMARY PROSPECTUS

Lord Abbett
Emerging Markets Local Bond Fund

MAY 1, 2016

CLASS/TICKER
CLASS A	LEMAX	CLASS I	LEMLX	CLASS R4	LEMKX
CLASS C	LEMCX	CLASS R2	LEMQX	CLASS R5	LEMTX
CLASS F	LEMFX	CLASS R3	LEMRX	CLASS R6	LEMVX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2016, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 125 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	R2	R3	R4	R5	R6

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.20%	0.92%(3)	0.10%	None	0.60%	0.50%	0.25%	None	None

Other Expenses	2.32%	2.32%	2.32%	2.32%	2.32%	2.32%	2.32%	2.32%	2.26%

Total Annual Fund Operating Expenses	3.22%	3.94%(4)	3.12%	3.02%	3.62%	3.52%	3.27%(4)	3.02%(4)	2.96%(4)

Fee Waiver and/or Expense Reimbursement(5)	(2.17)%	(2.17)%	(2.17)%	(2.17)%	(2.17)%	(2.17)%	(2.17)%	(2.17)%	(2.17)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.05%	1.77%	0.95%	0.85%	1.45%(4)	1.35%(4)	1.10%	0.85%	0.79%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period from May 1, 2016 through April 30, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.85% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.79% for Class R6. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$330	$996	$1,686	$3,521	$330	$996	$1,686	$3,521

Class C Shares	$280	$1,002	$1,842	$4,020	$180	$1,002	$1,842	$4,020

Class F Shares	$97	$758	$1,445	$3,278	$97	$758	$1,445	$3,278

Class I Shares	$87	$728	$1,396	$3,183	$87	$728	$1,396	$3,183

Class R2 Shares	$148	$908	$1,689	$3,738	$148	$908	$1,689	$3,738

Class R3 Shares	$137	$878	$1,641	$3,648	$137	$878	$1,641	$3,648

Class R4 Shares	$112	$803	$1,519	$3,419	$112	$803	$1,519	$3,419

Class R5 Shares	$87	$728	$1,396	$3,183	$87	$728	$1,396	$3,183

Class R6 Shares	$81	$710	$1,366	$3,125	$81	$710	$1,366	$3,125

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt securities denominated in local (non-U.S.) currencies and derivative instruments that are intended to provide economic exposure to such debt securities or emerging market currencies. For purposes of the 80% policy, the Fund may invest in any type of debt security issued or guaranteed by emerging market sovereign governments and their political subdivisions, corporate entities that are economically tied to emerging market countries, emerging market currencies, and derivative instruments that provide exposure to such securities or currencies. The Fund considers emerging market countries to include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe.

At its discretion, the Fund may engage in a variety of foreign currency related transactions, including entering into forward foreign currency contracts to hedge against foreign currency fluctuations or to gain exposure to foreign currencies. In addition, the Fund may invest in other derivatives consisting principally of swaps, options, forwards, and futures, for hedging or non-hedging purposes as a substitute for investing directly in emerging market sovereign or corporate debt

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

securities or emerging market currencies. Although the Fund invests principally in securities denominated in local (non-U.S.) currencies, the Fund may invest in securities denominated in the U.S. dollar.

The Fund may invest in all types of emerging market debt securities and derivative instruments. Currently, the Fund invests in debt instruments consisting principally of government securities, corporate debt securities, senior loans, convertible securities, mortgage-backed and other asset-backed securities, inflation-linked investments, structured notes, hybrid or “indexed” securities, event-linked bonds, and derivatives based on the return of debt securities.

The Fund may invest in securities of any credit quality, maturity, or duration. The Fund may invest up to 100% of its assets in high-yield debt securities (commonly referred to as “below investment grade” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower (at the time of purchase) by a rating agency or are unrated but deemed by Lord, Abbett & Co. LLC to be of comparable quality.

The Fund is non-diversified, which means it may invest a greater portion of its assets in the securities of a single issuer or guarantor or in the securities of fewer issuers or guarantors than a diversified fund. Under normal conditions, the Fund will invest in securities issued or guaranteed by governmental or corporate entities from a number of countries throughout the world. However, the Fund may invest all of its assets in the securities of one country, including the U.S., to respond to adverse market conditions.

The Fund employs a relative value-oriented investment process in constructing its portfolio and performs fundamental research and analysis to determine the Fund’s country and portfolio composition. Portfolio management applies proprietary risk filters to diversify its portfolio by security type, currency, and duration, and will actively hedge the currency exposure embedded in sovereign and corporate bonds using non-U.S. currency forward contracts. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: The Fund will invest a substantial portion of its assets in securities denominated in foreign (including emerging market) currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Derivatives Risk: The Fund may invest substantially in forward foreign currency contracts, credit default and interest rate swaps, and other types of derivatives. Derivatives can increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives that are not centrally cleared such as forward foreign currency contracts also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Leverage Risk: Certain of the Fund’s transactions (including forward foreign currency contracts and other derivatives) may give rise to leverage risk. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

•

Issuer Non-Diversification Risk: The Fund is a non-diversified mutual fund. This means that the Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer or guarantor than a diversified fund. As a result, the value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

•

Geographic Focus Risk: Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular country or geographic region, the Fund may be more exposed to risks affecting that particular country or region. As a result, adverse economic, political, and regulatory conditions affecting that country or region are likely to affect the Fund’s performance.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

•

Potential for Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). As of the date of this prospectus, the U.S. Treasury Department has not exercised this regulatory authority; however, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart show changes in the performance of the Fund’s Class A shares for its first full calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’14 +4.03%	Worst Quarter 3rd Q ’15 -11.09%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			6/28/2013

Before Taxes	-18.20%	-11.00%

After Taxes on Distributions	-18.20%	-12.40%

After Taxes on Distributions and Sale of Fund Shares	-10.30%	-8.64%

Class C Shares	-17.71%	-10.87%	6/28/2013

Class F Shares	-16.23%	-10.09%	6/28/2013

Class I Shares	-16.15%	-10.01%	6/28/2013

Class R2 Shares	-16.15%	-10.11%	6/28/2013

Class R3 Shares	-16.15%	-10.09%	6/28/2013

Index

JP Morgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses, or taxes)	-14.92%	-9.13%	6/28/2013

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Leah G. Traub, Partner and Portfolio Manager	2013

Giulio Martini, Portfolio Manager	2015

David B. Ritt, Portfolio Manager	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two. Certain taxes on distributions may not apply to tax-exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – EMERGING MARKETS LOCAL BOND FUND

NOTES:

Investment Company Act File Number: 811-05476

00151860 EMLB-7SUM (5/16)